UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	2

Item 9.01 Financial Statements and Exhibits	2

SIGNATURES	3

EX-99.1: PRESS RELEASE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 2, 2015 we issued a press release announcing executive changes to accelerate our transformation strategy. In the release, we announced that (i) Joshua Peirez, the Company’s Chief Operating Officer, has been appointed President and Chief Operating Officer, and (ii) Curtis Brown, the Company’s Chief Information Officer, has been named Chief Content and Technology Officer.

In his expanded role as President and Chief Operating Officer, Peirez will lead all aspects of Dun & Bradstreet’s customer-facing operations, including the Company’s lines of business, multi-channel sales platform, and service of client solutions, as well as strategy and mergers and acquisitions. In addition to leading the Company’s technology transformation, Mr. Brown will now also focus on the global delivery of Dun & Bradstreet’s data and analytics across all the Company’s customer solutions and channels.

Mr. Peirez, 44, has served as Chief Operating Officer since February 2014. He previously served as President, Global Product, Marketing and Innovation from June 2011 to February 2014 and President, Innovation and Chief Marketing Officer from September 2010 to May 2011. Before joining Dun & Bradstreet, Mr. Peirez spent 10 years with MasterCard, most recently as Chief Innovation Officer for MasterCard Worldwide from January 2009 to August 2010. Prior to that, Mr. Peirez served as Chief Payment System Integrity Officer for MasterCard from April 2007 to January 2009 and as Group Executive, Global Public Policy and Associate General Counsel from May 2002 to April 2007. He also served as Counsel and Secretary to MasterCard’s U.S. Region Advisory Board of Directors from May 2002 to December 2006.

Messrs. Peirez and Brown will both report to Bob Carrigan, Chief Executive Officer and Director of Dun & Bradstreet. Mr. Carrigan also served as President prior to Mr. Peirez’s appointment. Both executive appointments were effective immediately.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release of The Dun & Bradstreet Corporation, dated November 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Kristin R. Kaldor
Kristin R. Kaldor
Assistant General Counsel and Corporate Secretary

DATE: November 2, 2015

3